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[LOGO]                                                  BEA
                                                      ADVISOR &
                                                  INSTITUTIONAL FUNDS

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                        BEA LONG-SHORT MARKET NEUTRAL FUND
                            BEA LONG-SHORT EQUITY FUND









                            PROSPECTUS June 24, 1998



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                               TABLE OF CONTENTS

                                                                                                                       PAGE
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
Annual Fund Operating Expenses.....................................................................................          2
Investment Objectives and Policies.................................................................................          3
Investment Limitations.............................................................................................          5
Risk Factors.......................................................................................................          5
Additional Investment Policies.....................................................................................          9
Management.........................................................................................................         11
Expenses...........................................................................................................         15
How to Purchase Shares.............................................................................................         16
How to Redeem and Exchange Shares..................................................................................         19
Dividends and Distributions........................................................................................         21
Taxes..............................................................................................................         22
Multi-Class Structure..............................................................................................         23
Description of Shares..............................................................................................         23
Other Information..................................................................................................         24

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                      BEA ADVISOR AND INSTITUTIONAL FUNDS
THE BEA ADVISOR AND INSTITUTIONAL FUNDS CONSIST OF SEVENTEEN CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. EACH OF THE BEA LONG-SHORT MARKET NEUTRAL AND BEA LONG-SHORT EQUITY FUNDS (THE "FUNDS") OFFERS TWO CLASSES OF SHARES, THE ADVISOR SHARES AND THE INSTITUTIONAL SHARES (COLLECTIVELY WITH THE ADVISOR SHARES, THE "SHARES"). SHARES OF BOTH CLASSES ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN THE TWO FUNDS DESCRIBED IN THIS PROSPECTUS. THE INVESTMENT OBJECTIVE OF EACH FUND IS AS FOLLOWS:

        THE BEA LONG-SHORT MARKET NEUTRAL FUND -- seeks long-term capital appreciation while minimizing exposure to general equity market risk. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Salomon Smith Barney U.S. 1-Month Treasury Bill Index-TM-. The Fund pursues its objective by taking long positions in stocks that the investment adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. Generally, the Fund's investments will be primarily invested in securities principally traded in the United States markets.

        THE BEA LONG-SHORT EQUITY FUND -- seeks a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund pursues its objective by investing in shares of the BEA Long-Short Market Neutral Fund while simultaneously utilizing S&P 500 Index futures, options on S&P 500 Index futures and equity swap contracts to gain exposure to the equity market as measured by the S&P 500 Index. See "Investment Objectives and Policies -- BEA Long-Short Equity Fund" and "General Description of Risks and Fund Investments."

    There can be no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."

    BEA Associates is an investment adviser managing global equity, balanced fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1997, BEA Associates managed approximately $34.2 billion in assets.

    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated June 24, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related material, on the SEC website (http://www.sec.gov).

    Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank, and Shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in Shares of the Funds involve investment risks, including the possible loss of principal.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                         JUNE 24, 1998
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                         ANNUAL FUND OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)

                                                         BEA          BEA
                                                     LONG-SHORT     LONG-SHORT
                                                       MARKET        EQUITY             BEA                    BEA
                                                    NEUTRAL FUND      FUND       LONG-SHORT MARKET         LONG-SHORT
                                                    (INSTITUTIONAL  (INSTITUTIONAL     NEUTRAL FUND        EQUITY FUND
                                                    CLASS)          CLASS)        (ADVISOR CLASS)        (ADVISOR CLASS)
                                                    -------------   --------   ---------------------  ---------------------
Management Fees (after waivers)(2)(4).............      1.40%            0                1.40%                     0
12b-1 Fees........................................       N/A           N/A                0.25%                  0.25%
Other Expenses(3).................................      0.60%         2.50%               0.60%                  2.50%
                                                         ---           ---                 ---                    ---
Total Fund Operating Expenses (after
 waivers)(2)......................................      2.00%         2.50%               2.25%                  2.75%
                                                         ---           ---                 ---                    ---
                                                         ---           ---                 ---                    ---

------------------------------
(1) The annual operating expenses for the Funds are based on expenses expected to be incurred by the Fund (after expected fee waivers and expense reimbursements).

(2) The Adviser has undertaken to reduce its management fees and bear certain expenses until further notice in order to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class to the percentage of a Fund's total annual operating expenses attributable to that class listed under Total Fund Operating Expenses above plus the performance adjustment referred to in Note (4) below. Absent such undertaking by the Adviser to waive its fee and bear such expenses, Management Fees would be 1.50% and 0.10% for the BEA Long-Short Market Neutral Fund and the BEA Long-Short Equity Fund, respectively; and Total Fund Operating Expenses would be 2.10% and 2.35%, respectively, for the Institutional Shares and Advisor Shares of the BEA Long-Short Market Neutral Fund, and 2.60% and 2.85%, respectively, for the Institutional Shares and Advisor Shares of the BEA Long-Short Equity Fund.

(3) With respect to the BEA Long-Short Equity Fund, "Other Expenses" includes the indirect expenses associated with the Fund's investment in Institutional Shares of the BEA Long-Short Market Neutral Fund.

(4) The Management Fee for the BEA Long-Short Market Neutral Fund may be increased or decreased by applying a performance adjustment after the Fund's first year of operations. See "Management -- Investment Adviser."

--------------------------------------------------------------------------------

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in Shares of each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                                        ONE    THREE
                                                                        YEAR   YEARS
                                                                        ----   -----
BEA Long-Short Market Neutral Fund (Institutional Shares).............  $ 21    $63
BEA Long-Short Market Neutral Fund (Advisor Shares)...................  $ 23    $70
BEA Long-Short Equity Fund (Institutional Shares).....................  $ 25    $78
BEA Long-Short Equity Fund (Advisor Shares)...........................  $ 28    $85

The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Advisor Shares may pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of various costs and expenses, see "Management" below.) "Other Expenses" are estimated for the current fiscal year. The fee table reflects expense reimbursements and voluntary waivers of management fees and administration fees. The Adviser and Administrators are under no obligation with respect to such fee waivers and reimbursements, however, and there can be no assurance that any future waivers of management and administration fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumption of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

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INVESTMENT OBJECTIVES AND POLICIES
THE BEA LONG-SHORT MARKET NEUTRAL FUND

The investment objective of the BEA Long-Short Market Neutral Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk. The Fund seeks a total return greater than the return of the Salomon Smith Barney 1-Month Treasury Bill Index-TM-. The Fund attempts to achieve its objective by taking long positions in stocks principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. See "Risk Factors -- Short Sales" below. By taking long and short positions in different stocks with similar characteristics, the Fund attempts to minimize the effect of general stock market movements on the Fund's performance. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has minimal net exposure to the U.S. equity market generally and low to neutral exposure to specific industries, specific capitalization ranges (e.g., large cap, mid cap and small cap) and certain other factors.

Although the Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy of taking long positions in stocks that outperform the market and short positions in stocks that underperform the market. Further, since the Adviser will manage both a long and a short portfolio, an investment in the Fund will involve the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make. An investment in one-month U.S. Treasury Bills is different from an investment in the Fund because Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return and investors in Treasury Bills do not bear the risk of losing their investment.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. See "Risk Factors -- Foreign Investments." The Fund will not invest directly in equity securities that are principally traded outside of the United States.

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THE BEA LONG-SHORT EQUITY FUND

The investment objective of the BEA Long-Short Equity Fund is to seek a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing in Institutional Shares of the BEA Long-Short Market Neutral Fund while simultaneously utilizing S&P 500 Index futures, options on S&P 500 Index futures and equity swap contracts to gain exposure to the equity market as measured by the S&P 500 Index. See "Investment Objectives and Policies -- BEA Long-Short Market Neutral Fund" and "Risk Factors -- S&P 500 Index Futures and Related Options" and "-- Equity Swap Contracts" below. The Fund has applied to the SEC for an exemptive order allowing it to invest without limit in the BEA Long-Short Market Neutral Fund. Under normal market conditions, the BEA Long-Short Equity Fund will invest at least 65% of the value of its total assets in equity securities (which include shares of the BEA Long-Short Market Neutral
Fund). Once the Fund has indirectly acquired a long and short portfolio through the purchase of Institutional Shares of the BEA Long-Short Market Neutral Fund, the Adviser will purchase S&P 500 Index futures, options on S&P 500 Index futures and equity swap contracts in an amount approximately equal to the net asset value of the Fund in order to gain full net exposure to the U.S. equity market as measured by the S&P 500 Index. In addition to purchasing Institutional Shares of the BEA Long-Short Market Neutral Fund, the Fund may also take long positions in stocks principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. See "Risk Factors -- Short Sales."

The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by S&P or Prime 2 or "Aa" by Moody's) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as ADRs, which are described above under "BEA Long-Short Market Neutral Fund." See "Risk Factors -- Foreign Investments." The Fund will not invest directly in equity securities that are traded outside of the United States.

In a typical stock mutual fund the investment adviser attempts to earn an excess return (return above market return) or "alpha" by identifying and purchasing undervalued stocks. However, there is another "alpha" possibility -- identifying and selling short overvalued stocks. The term "double alpha" refers to these two potential sources of alpha: one from correctly identifying undervalued stocks and one from correctly identifying overvalued stocks. The market neutral strategy employed directly by the BEA Long-Short Market Neutral Fund and indirectly by the BEA Long-Short Equity Fund

(through investment in shares of the BEA Long-Short Market Neutral Fund) seeks to capture both alphas. The BEA Long-Short Equity Fund also seeks gain (and incurs additional cost and expense risk) by investing in S&P 500 Index instruments.
----------------------------------------------

INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."

Each Fund may not:

        Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or
    mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. Each
    Fund will not purchase securities while its aggregate borrowings
    (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.
Any investment policy or limitation which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.
----------------------------------------------

RISK FACTORS

    SPECIAL RISKS AND OTHER CONSIDERATIONS RELATING TO THE BEA LONG-SHORT EQUITY FUND. Because the BEA Long-Short Equity Fund may invest up to 100% of its assets in shares of the BEA Long-Short Market Neutral Fund and other investment companies, the expenses associated with investing in the Fund may be higher than those associated with a portfolio that directly invests in securities that are not themselves investment companies. An investor in the BEA Long-Short Equity Fund will incur a proportionate share of the expenses of the Fund, as well as a proportionate share of expenses of the BEA Long-Short Market Neutral Fund and unaffiliated investment companies in which the BEA Long-Short Equity Fund invests (collectively, the "underlying funds"). Investors in the BEA Long-Short Equity Fund should realize that they can invest directly in the underlying funds.

The BEA Long-Short Equity Fund will seek to avoid duplicative fees and the layering of expenses to the extent practicable. The Fund will generally invest in the Institutional Shares of the BEA Long-Short Market Neutral Fund, which are offered with no sales or redemption charges, distribution fees or shareholder servicing fees; however, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest in shares of other investment companies which may be subject to such fees. The management fees payable to BEA under the Fund's advisory contract are

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for services that are in addition to, rather than duplicative of, services provided under the advisory contract for any underlying funds in which the Portfolio invests. The administration, custody and transfer agency fees borne by the Fund are also for services that are in addition to, and not duplicative of, services provided to the underlying funds. In addition, the distribution fees relating to Advisor Shares of the Fund, when aggregated with any distribution or shareholder servicing fees paid by the Fund in connection with its investments in underlying funds will not exceed applicable NASD limits.

As a fund that may invest a substantial portion of its assets in other investment companies, the BEA Long-Short Equity Fund will be subject to certain investment risks. The Fund's performance is directly related to the performance of the BEA Long-Short Market Neutral Fund and the other investment companies in which it invests. Accordingly, the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

From time to time, the BEA Long-Short Market Neutral Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by BEA in managing the BEA Long-Short Equity Fund and other client accounts. These transactions may have a material effect on the BEA Long-Short Market Neutral Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the BEA Long-Short Market Neutral Fund to the extent that it may be required to sell securities at times when it would not otherwise do so or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. BEA is committed to minimizing the impact of these transactions on the BEA Long-Short Market Neutral Fund to the extent it is consistent with pursuing the BEA Long-Short Equity Fund's investment objective and will monitor the impact of the BEA Long-Short Equity Fund's asset allocation decisions on the BEA Long-Short Market Neutral Fund.

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting each Fund's portfolio. Investment in Shares of the Funds is more volatile and risky than some other forms of investment. In addition, if the Adviser takes long positions in stocks that decline or short positions in stocks that increase in value, then the losses of the BEA Long-Short Market Neutral Fund and BEA Long-Short Equity Fund may exceed those of other stock mutual funds that hold long positions only.

    SHORT SALES. When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid

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securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

    S&P 500 INDEX FUTURES AND RELATED OPTIONS (BEA LONG-SHORT EQUITY FUND
ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The BEA Long-Short Equity Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or an option transaction in which the Fund has assumed a long position and may realize a gain if the value of the S&P 500 Index rises between such dates.

The BEA Long-Short Equity Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Future during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such event, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (payments to and from a broker made on a daily basis as the price of the Index Future fluctuates). The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions.

Further, when the BEA Long-Short Equity Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other liquid securities in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

The BEA Long-Short Equity Fund will not invest more than 5% of its total assets in Interest Rate Futures Contracts. If a Fund enters into such a contract for any purpose, the Fund will be required to maintain cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the contract.

    EQUITY SWAP CONTRACTS (BEA LONG-SHORT EQUITY FUND ONLY). In an equity swap contract, the counterparty generally agrees to pay the BEA Long-Short Equity Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction.

There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the BEA Long-Short Equity Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Adviser will closely monitor the credit of equity swap contract counterparties to seek to minimize this risk. The Fund will not use equity swap contracts for leverage.

The BEA Long-Short Equity Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. In addition, the staff of the Securities and Exchange Commission (the "SEC") considers equity swap contracts to be illiquid securities. Consequently, as long as the staff maintains this position, the Fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's net assets.

The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. Government Securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account. The Fund does not believe that the Fund's obligations under equity swap contracts are senior securities within the meaning of the 1940 Act, so long as such a segregated account is maintained, and accordingly, the Fund will not treat them as being subject to its borrowing restrictions.
    FOREIGN INVESTMENTS. Investing in foreign companies may involve additional risks and considerations which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Some securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    FIXED INCOME SECURITIES. The value of the fixed income securities held by a Fund, and thus the net asset value of the Shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline.

    GENERAL. Investment methods described in this Prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.
----------------------------------------------

ADDITIONAL INVESTMENT POLICIES

This section describes certain investment policies that are common to each Fund. Investment policies are described in more detail in the Statement of Additional Information.

    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.

    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow, or to engage in reverse repurchase agreements, only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and "-- Borrowing."

    LENDING OF PORTFOLIO SECURITIES. Each Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 33 1/3% of the value of its total assets (including the loan collateral).

    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 15% limitation on purchase of illiquid securities as described below, Rule 144A securities will not be considered to be illiquid if BEA has determined them to be liquid pursuant to guidelines established by the Company's Board of Directors.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

    ILLIQUID SECURITIES. Each Fund may purchase "illiquid securities", defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued such securities, so long as no more than 15% of a Fund's net assets would be invested in such illiquid securities after giving effect to a purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

    INVESTMENT COMPANIES. Each Fund may invest in securities issued by unaffiliated investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including management fees. These expenses would be in addition to the management fees and other expenses that a Fund bears directly in connection with its own operations.

The 1940 Act generally permits the BEA Long-Short Equity Fund to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act), provided certain limitations are observed. Generally, these limitations require that the Fund (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies," Government securities and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne directly and indirectly by its shareholders; and (c) not invest in other investment companies structured as "funds of funds." An exemptive order issued by the SEC permits the BEA Long-Short Equity Fund to hold investments other than those identified above, including domestic and foreign equity and fixed income securities, S&P 500 Index futures and related options, equity swap contracts and shares of unaffiliated investment companies.

    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The annual portfolio turnover rate for the BEA Long-Short Market Neutral Fund and the BEA Long-Short Equity Fund is not expected to exceed 150% and 50%, respectively. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."

    AMERICAN DEPOSITORY RECEIPTS. Each Fund may invest in ADRs. ADRs are typically issued by a U.S. bank or trust evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADRs may be denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Foreign Investments."

The Statement of Additional Information contains additional investment policies and strategies of the Funds.
----------------------------------------------

MANAGEMENT

BOARD OF DIRECTORS

The business and affairs of the Company and of each Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER

BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse Group, a Swiss corporation. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at Tower 49, 12 East 49th Street, New York, NY 10017.

BEA is an investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1997, BEA managed approximately $34.2 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of twelve other registered investment companies.

BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse Group in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the SEC when BEA believes that the charge for the transaction does not exceed usual and customary levels.

The day-to-day portfolio management of the BEA Long-Short Market Neutral and BEA Long-Short Equity Funds is the responsibility of the BEA Structured Equity Team. The Team consists of the following investment professionals: William Priest (Chief Executive Officer), Eric Remole (Managing Director), Marc Bothwell (Vice President) and Michael Welhoelter (Vice President). Mr. Priest has been engaged as an investment professional with BEA for more than twenty-five years. Mr. Remole joined BEA in 1997, prior to which time he was Managing Director for fourteen years at Citicorp Investment Management, Inc. (now Chancellor/ LGT Asset Management, Inc.). Mr. Bothwell joined BEA in 1997, prior to which time he was a vice president and portfolio manager at Chancellor/LGT Asset Management, Inc., where he was involved in risk management and research on earnings and earnings surprise modeling. Prior to 1994, he was a programmer and trader at Keane Dealer Services, Inc. Mr. Welhoelter joined BEA in 1997, prior to which time he was a portfolio manager and vice president for four years at Chancellor/LGT Asset Management, Inc., where he developed risk management and portfolio construction strategies.

The BEA Long-Short Market Neutral Fund pays BEA a basic management fee, computed daily and payable quarterly, at the annual rate of 1.50% of the average net assets of the Fund. After the first year of operations, this basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a target during the most recent twelve-month period. The target is the investment record of the Salomon Smith Barney U.S. 1-Month Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee. The maximum annualized Performance Adjustment is .50%.

The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%.

The BEA Long-Short Equity Fund pays BEA a management fee, computed daily and payable quarterly, at the annual rate of 0.10% of the average net assets of the Fund.

The Adviser has voluntarily undertaken to waive some or all of its management fee and, if necessary, to bear certain expenses of each Fund until further notice to the extent required to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class of shares to the percentage of each Fund's average daily net assets attributable to that class listed in the Expense Limitation column below, plus the Performance Adjustment applicable to the BEA Long-Short Market Neutral Fund. The Performance Adjustment would be determined without regard to any waivers or reimbursements of the basic management fee or other fees or expenses payable by the Fund.

                                                                                             BASIC            EXPENSE
                                                                                        MANAGEMENT FEE       LIMITATION
                                                                                          (AS A % OF         (AS A % OF
                                                                                         AVERAGE DAILY     AVERAGE DAILY
                                                                                          NET ASSETS)       NET ASSETS)*
                                                                                        ---------------  ------------------
INSTITUTIONAL SHARES
  BEA Long-Short Market Neutral Fund..................................................          1.50%              2.00%
  BEA Long-Short Equity Fund..........................................................          0.10%              2.50%
ADVISOR SHARES
  BEA Long-Short Market Neutral Fund..................................................          1.50%              2.25%
  BEA Long-Short Equity Fund..........................................................          0.10%              2.75%

------------------------
* With respect to the BEA Long-Short Equity Fund, "Other Expenses" includes the indirect expenses associated with the Fund's investment in Institutional Shares of the BEA Long-Short Market Neutral Fund.

BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts by a Fund will have the effect of increasing its expense ratio and of decreasing return to its investors.

The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements.

CO-ADMINISTRATORS -- ADVISOR CLASS

PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as co-administrator for the Advisor Class of the Funds. As co-administrator, PFPC will provide various services to the Advisor Class of the Funds, including determining the net asset value of the Advisor Shares of each Fund, providing all accounting services for the Advisor Class and generally assisting in all aspects of the operations of the Advisor Class of each Fund. As compensation for administrative services, the Funds will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Advisor Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Company employs BEA as co-administrator. As co-administrator, BEA generally assists the Advisor Class of each of the Funds in all aspects of their administration and shareholder servicing. As compensation, the Company pays to BEA a fee calculated at an annual rate of .05% of the average daily net assets of the Advisor Class of each Fund for assets up to $125 million, and .10% of such assets in excess of $125 million.

ADMINISTRATOR -- INSTITUTIONAL CLASS

PFPC serves as administrator for the Institutional Class of the Funds. As administrator, PFPC will provide various services to the Institutional Class of the Funds, including determining the net asset value of the Institutional Shares of the Funds, providing shareholder servicing and all accounting services for the Institutional Class and generally assisting in all aspects of the operations of the Institutional Class of the Funds. As compensation for its administrative services, the Funds will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Institutional Class of each Fund.

ADMINISTRATIVE SERVICES AGENT -- INSTITUTIONAL CLASS

Provident Distributors, Inc., ("PDI") provides certain administrative services to the Institutional Class of each of the Funds that are not provided by PFPC, subject to the supervision and direction of the Board of Directors of each of the Funds. As compensation for such administrative services, each of the Funds pays PDI each month a fee for the previous month calculated at the annual rate of .15% of the average daily net assets of the Institutional Class of each Fund. Provident Distributors' principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

DISTRIBUTOR

Provident Distributors, Inc., ("PDI"), serves as the Company's distributor. Provident Distributors' principal business address is Four Falls

Corporate Center, 6th Floor, West Conshohocken PA 19428. PDI receives a fee at an annual rate equal to .25% of the Advisor Class's average daily net assets for distribution services, pursuant to a distribution agreement between PDI and the Company in accordance with a distribution plan (the "12b-1 Plan") adopted by the Company pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to PDI under the Company's 12b-1 Plan may be used by PDI to cover expenses that are related to
(i) the distribution of Advisor Shares of the Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Advisor Shares of the Funds, all as set forth in the Company's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the expenses actually incurred. PDI may delegate some or all of these functions to a Service Organization. See "How to Purchase Shares -- Purchases Through Intermediaries." No compensation is payable by the Company to PDI for distribution services with respect to the Institutional Shares of the Funds.

BEA, PDI or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, PDI or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.

TRANSFER AGENT

State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, North Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN

Custodial Trust Company serves as Custodian for the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.
----------------------------------------------

EXPENSES

The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Advisor and Institutional Classes of the Funds pay their own administration fees, and Advisor Shares bear the expense associated with the 12b-1 Plan. Each class may pay a different share than the other classes of other expenses (excluding management and custodial fees) if those expenses are actually incurred in a different amount by that class or if they receive different services.

The expenses for each Fund are set forth in the tables entitled "Annual Fund Operating Expenses," above.
----------------------------------------------

HOW TO PURCHASE SHARES

Shares representing interests in the Funds are offered continuously for sale by the Distributor.

The Funds offer two classes of shares: Advisor Shares and Institutional Shares. Whether an investor is eligible to purchase Advisor or Institutional Shares generally depends on the amount invested in a particular Fund. Advisor Shares bear a Shareholder Service Fee and Distribution Fee whereas Institutional Shares do not.

GENERAL

Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when these holidays occur on a Saturday or Sunday.

The price paid for Shares purchased will be the net asset value next computed after an order is received by the Fund's transfer agent prior to its close of business on such day. Orders received by the Fund's transfer agent after its close of business are priced at the net asset value next determined on the following Business Day. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.
ADVISOR CLASS

Advisor Shares of the Funds may be purchased without imposition of a sales charge through the BEA Advisor Funds. Shares of a Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL

If an investor desires to purchase Advisor Shares by mail, a check or money order made payable to the "BEA Advisor Funds" (in U.S. currency) should be sent along with the completed account application to the "BEA Advisor Funds" at the address set forth below. Checks payable to the investor and endorsed to the order of the "BEA Advisor Funds" will not be accepted as payment and will be returned to sender. If payment is received by check in proper form (as described below) on or before the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (generally 4:00 p.m. Eastern Time) on a day that a Fund calculates its net asset value (a "Business Day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next Business Day after payment has been received. Checks or money orders that are not in proper form as described below or that are not accompanied or preceded by a completed application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to the "BEA Advisor Funds" and accompanied by a breakdown of amounts to be invested in each Fund. If a check used for purchase does not clear, the Funds will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.

SEND TO:
BEA ADVISOR FUNDS
P.O. Box 8500
Boston, MA 02266-8500

OVERNIGHT TO:
BFDS
ATTN: BEA ADVISOR FUNDS
2 Heritage Drive
North Quincy, MA 02171

BY WIRE

Investors may also purchase Advisor Shares by wiring funds from their banks. Telephone orders will not be accepted until a completed account application has been received and an account number has been established. After telephoning
(800) 401-2230 for instructions, an investor should then wire Federal Funds to the BEA Advisor Funds, c/o BFDS using the following wire address:

State Street Bank & Trust Company
ABA# 0110 000 28
ATTN: Mutual Fund/Custody Dept.
[BEA Advisor Fund Name]
DDA# 9905-227-6
For Further Credit: [ACCOUNT NUMBER AND
REGISTRATION]

If a telephone order is received by the close of regular trading on the NYSE AND payment by wire is received on the same day in proper form (in accordance with instructions stated above), the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order AND is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next Business Day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

Shares of a Fund are sold without a sales charge. The minimum initial investment in a Fund is $2,500 and minimum subsequent investments must be $250, except that subsequent minimum investments can be as low as $100 under the Automatic Investment Plan, Uniform Gifts to Minors Act and through Individual Retirement Accounts described below. The Funds reserve the right to change the initial and subsequent minimum investment requirements at any time.

After an investor has made his initial investment, additional Shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number and the name in which Shares are being purchased. Each Fund reserves the right to suspend the offering of Shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing Shares in a Fund are not normally issued.

PURCHASE THROUGH INTERMEDIARIES

The Funds understand that some broker-dealers (other than Provident Distributors, Inc.), financial institutions, securities dealers and other industry professionals ("Service Agents") impose certain conditions on their clients that invest in the Funds, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the minimum initial or subsequent investments, redemption fees and certain trading restrictions may be modified or waived by Service Agents, and administrative charges or other direct fees may be imposed for the services rendered, which charges or fees would not be imposed if Fund Shares were purchased directly from the Funds. Therefore, a client or customer should contact the Service Agent acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents or, if applicable, their designees, will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Agents, or, if applicable, their designees that have entered into agreements with a Fund or its agent, may enter confirmed purchase orders on behalf of clients and customers with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time the Service Agents could be held liable for resulting fees or losses.

A Fund will be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, receives a purchase or redemption order correctly completed and signed. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.
For administration, subaccounting, transfer agency and/or other services, BEA, PDI or an affiliate of either may pay Service Agent and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Funds maintained by such Service Agent or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. The Service Fee payable to any one Service Agent or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Agent or recordkeeper.

AUTOMATIC INVESTMENT PLAN

Additional investments in Advisor Shares may be made automatically on a periodic basis by authorizing the BEA Advisor Funds to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the BEA Advisor Funds at
(800) 401-2230 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

RETIREMENT PLANS AND UGMA/UTMA ACCOUNTS

Advisor Shares may be purchased in conjunction with Individual Retirement Accounts ("IRAs"), rollover IRAs, pension, profit-sharing or other employer benefit plans, and under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). The minimum initial investment in conjunction with such accounts is $1,000, and the minimum subsequent investment is $100. For further information as to applications and annual fees, please contact the BEA Advisor Funds. To determine whether the benefits of an IRA and other plans and UGMA and UTMA accounts are available and/ or appropriate, a shareholder should consult with a tax adviser.

INSTITUTIONAL CLASS
Except as described below, BEA Institutional Class Shares are currently available for purchase only by investors who have entered into an investment management agreement with BEA or its affiliates. Shares may be purchased initially by completing the application and forwarding the application to the BEA Institutional Funds. Purchases of Shares may be effected by wire to an account to be specified by BFDS or by mailing a check or Federal Reserve Draft, payable to the order of "The BEA Institutional Funds," The BEA Institutional Funds,
P.O. Box 8500, Boston, MA 02266-8500. The name of the Fund for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Institutional Shares must be at least $3,000,000, except Institutional Shares may be purchased by existing clients of BEA or its affiliates or by officers of such existing clients (or those holding similar positions) with an initial investment of at least $100,000; all subsequent investments for such persons must be at least $1,000. Subsequent initial investments in any other Fund must be at least $100,000. Each Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

Shares of the Funds may be purchased by officers and employees of BEA or its affiliates and any BEA pension or profit-sharing plan, without being subject to the minimum investment limitation or the requirement that investors enter into an investment management agreement.

PURCHASES IN-KIND

Subject to the approval of the Adviser, investors may acquire Institutional Shares of the Funds in exchange for portfolio securities that are eligible for investment by the relevant Fund or Funds. Such portfolio securities must (a) meet the investment objectives and policies of the Funds, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable. Generally an investor will recognize for federal income tax purposes any gain or loss realized on an exchange of property for shares. Under certain circumstances, initial investors may not recognize gain or loss on such an exchange. Investors, particularly initial investors, are urged to consult their tax advisers in determining the particular federal income tax consequences of their purchase in-kind. Such exchanges will be subject to each Fund's minimum investment requirement. Shareholders may be required to bear certain administrative or custodial costs in effecting purchases in-kind.
----------------------------------------------

HOW TO REDEEM AND EXCHANGE SHARES

An investor of a Fund may redeem (sell) his Shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

REDEMPTION IN WRITING

Shareholders may redeem for cash some or all of their Shares at any time. To do so, a written request in proper form (as described below) must be sent directly to the BEA Advisor Funds or BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per Share next determined after the initial receipt of proper notice of redemption. The value of Shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as the agent or investment adviser for the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the Funds in the event redemption is required by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS

Payment of the Redemption Price for Shares redeemed will be made by wire or by check mailed within seven days after acceptance by the Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.

INVOLUNTARY REDEMPTION

The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such a Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION IN-KIND
The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's Shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

EXCHANGE PRIVILEGE
An investor may exchange Shares of a Fund for Shares of the same class of any other Fund of the Company at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by the Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

The exchange privilege is available to shareholders residing in any state in which Shares of the Funds being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Funds at (800) 401-2230.

If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

TELEPHONE TRANSACTIONS -- ADVISOR CLASS
In order to request redemptions or exchanges by telephone, investors must have completed and returned to the BEA Advisor Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make redemptions or exchanges by telephone by calling the BEA Advisor Funds at (800) 401-2230. To add a telephone redemption or exchange feature to an existing account that previously did not provide for this option, a Telephone Redemption or Exchange Authorization Form may be obtained from the BEA Advisor Funds. Neither the Company, the Funds, the Distributor, the Co-Administrators, the Transfer Agent nor any other Fund agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Reasonable procedures will be employed on behalf of the Funds to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, providing written confirmation of telephone transactions, tape recording telephone instructions, requiring that redemption proceeds be sent only by check to the account owners of record at the address of record or by wire only to the owners of record at the bank account of record, and requiring specific personal information prior to acting upon telephone instructions.
----------------------------------------------

NET ASSET VALUE

The net asset values for each class of the Funds are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.

Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under the procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.
----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for both the Advisor and Institutional Classes of the BEA Long-Short Market Neutral and BEA Long-Short Equity Funds at least annually. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless a contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Funds in writing.
----------------------------------------------

TAXES

GENERAL

Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain, if any, of a Fund regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. The maximum rate imposed on long-term capital gain of such taxpayers is 28% (for the sale of capital assets held more than 12 months but not more than 18 months) or 20% (for the sale of capital assets held more than 18 months). Corporate taxpayers are taxed on both ordinary income and capital gains at a maximum nominal rate of 35%.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

Under certain provisions of the Code, some shareholders may be subject to 31% "backup" withholding on reportable dividends, capital gains distributions and redemption payments.

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Funds in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

FOREIGN INCOME TAXES

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata shares of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
----------------------------------------------

MULTI-CLASS STRUCTURE

The Company offers three classes of shares, Advisor, Institutional and Investor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Funds and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of each class of Shares separately. Because different fees are paid by each class of shares, the total return on such shares can be expected, at any time, to be different than the total return on another class of Shares. Information concerning these other classes may be obtained by calling the BEA Funds at (800) 401-2230.
----------------------------------------------

DESCRIPTION OF SHARES

The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 14.828 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION

INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA ADVISOR AND INSTITUTIONAL CLASSES REPRESENTING INTERESTS IN THE BEA LONG-SHORT MARKET NEUTRAL AND BEA LONG-SHORT EQUITY FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company's Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

As of June 1, 1998, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.
----------------------------------------------

OTHER INFORMATION

REPORTS AND INQUIRIES

Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Funds at (800) 401-2230 or by writing to BEA Funds, P.O. Box 8500, Boston, MA 02266-8500.

PERFORMANCE INFORMATION

From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc., Mutual Fund Forecaster or Morningstar, Inc., or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Consumer Price Index, Salomon Smith Barney 1-Month Treasury Bill Index-TM-, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and that inclusion of such fees would reduce the performance quoted.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          BEA ADVISOR &INSTITUTIONAL FUNDS
                              QUICK REFERENCE GUIDE


BEA ADVISOR &INSTITUTIONAL FUNDS
BEA Long-Short Market Neutral Fund
BEA Long-Short Equity Fund

WORLD WIDE WEB
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.

EXCHANGE PRIVILEGES
Shareholders may sell fund shares and buy shares of other BEA Funds by telephone or in writing. Please refer to the Prospectus section entitled "Exchange Privilege."

STATEMENTS AND REPORTS
As a shareholder you will receive the following:
- Confirmation Statements -- after every transaction that affects your account balance or account registration
- Account Statements -- quarterly
- Financial Reports -- semi-annually

INVESTMENT ADVISER
BEA Associates
Tower 49
12 East 49th Street
New York, NY 10017

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center 6th Floor
West Conshohocken, PA 19428

ADMINISTRATOR (INSTITUTIONAL CLASS)
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CO-ADMINISTRATOR (ADVISOR CLASS)
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CO-ADMINISTRATOR (ADVISOR CLASS)
BEA Associates
Tower 49
12 East 49th Street
New York, NY 10017

ADMINISTRATIVE SERVICES AGENT
  (INSTITUTIONAL CLASS)
Provident Distributors, Inc.
Four Falls Corporate Center 6th Floor
West Conshohocken, PA 19428

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

TRANSFER AGENT
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107-3496

                                         BEA

                          ADVISOR AND INSTITUTIONAL FUNDS

                         BEA LONG-SHORT MARKET NEUTRAL FUND
                             BEA LONG-SHORT EQUITY FUND
                   (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                        STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information provides supplementary information pertaining to shares of the BEA Advisor and Institutional Classes representing interests in two investment portfolios (the "Funds") of The RBB Fund, Inc. (the "Company"): the BEA Long-Short Market Neutral Fund and the BEA Long-Short Equity Fund (collectively, the "Funds"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Company relating to the Funds, dated June 24, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund's transfer agent by calling toll-free (800) 401-2230. This Statement of Additional Information is dated June 24, 1998.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       CONTENTS


                                                                             Prospectus
                                                                      Page      Page
                                                                      ----      ----
General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1        __
Common Investment Policies --
  BEA Long-Short Market Neutral Fund and BEA Long-Short
  Equity Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .      1        __
Supplemental Investment Policies --
  BEA Long-Short Equity Fund . . . . . . . . . . . . . . . . . . .      8        __
Investment Limitations . . . . . . . . . . . . . . . . . . . . . .     10        __
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . .     13        __
Directors and Officers . . . . . . . . . . . . . . . . . . . . . .     14       N/A
Investment Advisory and Servicing
  Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . .     19       __
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . .     27       N/A
Purchase and Redemption Information. . . . . . . . . . . . . . . .     29        __
Valuation of Shares. . . . . . . . . . . . . . . . . . . . . . . .     29        __
Performance and Yield Information. . . . . . . . . . . . . . . . .     31        __
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33        __
Additional Information Concerning the
  Company Shares . . . . . . . . . . . . . . . . . . . . . . . . .     41        __
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . .     45       N/A
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1       N/A
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1       N/A


                                       GENERAL

          The RBB Fund, Inc. (the "Company") is an open-end management investment company currently operating or proposing to operate twenty-six separate investment portfolios. The Company was organized as a Maryland corporation on February 29, 1988.

          Unless otherwise indicated, the following investment policies may be changed by the Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.


COMMON INVESTMENT POLICIES -- BEA LONG-SHORT MARKET NEUTRAL FUND AND BEA LONG-SHORT EQUITY FUND

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by the Funds.

          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of averse market action, expenses and/or delays in the connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's adviser. A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements.

          ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, equity swaps, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

          The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Company.

          SECURITIES OF UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 33 1/3% of its total assets (including the loan collateral) to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans could involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

          BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

          OPTIONS AND FUTURES CONTRACTS. The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. These Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

          Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          SHORT SALES. The BEA Long-Short Market Neutral Fund will seek, and the BEA Long-Short Equity Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.
A Fund also will incur transaction costs in effecting short sales.

          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

          Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section

4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


                         SUPPLEMENTAL INVESTMENT POLICIES -
                             BEA LONG-SHORT EQUITY FUND

          S&P 500 INDEX FUTURES AND RELATED OPTIONS. An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

          Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The BEA Long-Short Equity Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

          In contrast to purchases of a common stock, no price is paid or received by the BEA Long-Short Equity Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin", to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

          The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

          Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

          The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the BEA Long-Short Equity Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.


                               INVESTMENT LIMITATIONS

          The Company has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.

          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

          7. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:

          1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

          2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

          4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          The policies set forth above are not fundamental and thus may be changed by the Company's Board of Directors without a vote of the shareholders.

          Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.


                                    RISK FACTORS

          FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, discussed below.

          Since the securities of foreign companies are frequently denominated in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies in which the Funds invest. However, these foreign withholding taxes are not expected to have a significant impact.

          REPORTING STANDARDS. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

          EXCHANGE RATE FLUCTUATIONS. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

          OPERATING EXPENSES. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.


                               DIRECTORS AND OFFICERS

          The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                              Position            Principal Occupation
Name, Address and Age         with the Company    During Past Five Years
---------------------         ----------------    ----------------------

Arnold M. Reichman - 49*      Director            Senior Managing Director,
466 Lexington Avenue                              Chief Operating
New York, NY  10017                               Officer and Assistant
                                                  Secretary, Warburg Pincus
                                                  Asset Management, Inc.;
                                                  Director and Executive
                                                  Officer, Counsellors
                                                  Securities Inc;
                                                  Director/Trustee of various
                                                  investment companies advised
                                                  by Warburg Pincus Asset
                                                  Management, Inc.

Robert Sablowsky - 59**       Director            Senior Vice President,
10 Wall Street                                    Fahnestock Co., Inc. (a
New York, NY 10005                                registered broker-dealer);
                                                  prior to October 1996,
                                                  Executive Vice President of
                                                  Gruntal & Co., Inc., (a
                                                  registered broker-dealer).

Francis J. McKay - 62         Director            Since 1963, Executive
7701 Burholme Avenue                              Vice President, Fox Chase
Philadelphia, PA 19111                            Cancer Center (biomedical
                                                  research and medical care.)

Marvin E. Sternberg - 63      Director            Since 1974, Chairman,
937 Mt. Pleasant Road                             Director and President,
Bryn Mawr, PA 19010                               Moyco Industries, Inc.
                                                  (manufacturer of dental

                              Position            Principal Occupation
Name, Address and Age         with the Company    During Past Five Years
---------------------         ----------------    ----------------------

                                                  supplies and precision coated
                                                  abrasives); since 1968,
                                                  Director and President, Mart
                                                  MMM, Inc. (formerly
                                                  Montgomeryville Merchandise
                                                  Mart Inc.) and Mart PMM, Inc.
                                                  (formerly Pennsauken
                                                  Merchandise Mart, Inc.)
                                                  (Shopping Centers); and since
                                                  1975, Director and Executive
                                                  Vice President, Cellucap Mfg.
                                                  Co., Inc. (manufacturer of
                                                  disposable headwear).

Julian A. Brodsky - 64        Director            Director and Vice Chairman
Comcast Corporation                               since 1969, Comcast
1234 Market Street                                Corporation (cable television
16th Floor                                        and communications);
Philadelphia, PA  19107-3723                      Director, Comcast Cablevision
                                                  of Philadelphia (cable
                                                  television and communications)
                                                  and Nextel (wireless
                                                  communications).

Donald van Roden - 73         Director and        Self-employed businessman.
1200 Old Mill Lane            Chairman of         From February 1980 to
Wyomissing, PA  19610         the Board           March 1987, Vice Chairman,
                                                  Smith Kline Beecham
                                                  Corporation (pharmaceuticals);
                                                  Director, AAA Mid-Atlantic
                                                  (auto service); Director,
                                                  Keystone Insurance Co.

Edward J. Roach - 73          President and       Certified Public Accountant;
Suite 100                     Treasurer           Vice Chairman of the Board,
Bellevue Park                                     Fox Chase Cancer Center;
Corporate Center                                  Trustee Emeritus,
400 Bellevue Parkway                              Pennsylvania School for the
Wilmington, DE  19809                             Deaf; Trustee Emeritus,
                                                  Immaculata College; President
                                                  or Vice President

                              Position            Principal Occupation
Name, Address and Age         with the Company    During Past Five Years
---------------------         ----------------    ----------------------

                                                  and Treasurer of various
                                                  investment companies advised
                                                  by PNC Institutional
                                                  Management Corporation;
                                                  Director, the Bradford Funds,
                                                  Inc.

Morgan R. Jones - 58          Secretary           Chairman of the law firm of
Drinker Biddle & Reath LLP                        Drinker Biddle & Reath LLP;
1345 Chestnut Street                              Director, Nobel Education
Philadelphia, PA  19107-3496                      Dynamics, Inc.


-------------------------

* Mr. Reichman is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his positions with Counsellors Securities Inc., a registered broker-dealer.

**   Mr. Sablowsky is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc., a registered broker-dealer.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

          The Company pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Company or the Distributor and Mr. Sablowsky who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional $5,000 per year for his services in this capacity. Such Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


                                            DIRECTORS' COMPENSATION

                                                  Pension or
                                                  Retirement                           Total Compensation
                                                   Benefits           Estimated          from Registrant
                               Aggregate        Accrued as Part     Annual Benefits          and Fund
Name of Person/              Compensation          of Fund               Upon               Complex(1)
Position                   from Registrant         Expenses            Retirement        Paid to Directors
---------------            ---------------      ---------------     ---------------     ------------------
Julian A. Brodsky,              $16,000               N/A                 N/A                  $16,000
Director
Francis J. McKay,               $19,000               N/A                 N/A                  $19,000
Director
Arnold M. Reichman,               -0-                 N/A                 N/A                    -0-
Director
Robert Sablowsky,               $ 8,000               N/A                 N/A                  $ 8,000
Director
Marvin E. Sternberg,            $19,000               N/A                 N/A                  $19,000
Director
Donald van Roden,               $24,000               N/A                 N/A                  $24,000
Director and Chairman



-------------------------

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

          On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach is the Fund's sole employee), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BEA or the Distributor currently receives any compensation from the Company.


                   INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS

          ADVISORY AGREEMENTS. BEA Associates (sometimes referred to as the "Adviser") renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements. Such advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

          BEA Associates is an investment adviser managing global equity, balanced fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1997, BEA Associates managed approximately $34.2 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse Group, a Swiss corporation. BEA Associates is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

          BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth
Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.

          BEA Associates has sole investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. BEA Associates will select investments for the Funds and will place purchase and sale orders on behalf of the Funds.

          The BEA Long-Short Market Neutral Fund pays BEA a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. After the first year of operations, this basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

          The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or

1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:



                                            PERFORMANCE     TOTAL MANAGEMENT
                              BASIC RATE    ADJUSTMENT          FEE RATE
No adjustment                   1.50%           N/A                1.50%
First Step:
Performance Exceeds
Target by more than 1
but not more than 2
percentage points               1.50           .10%                1.60

Performance lags
Target by more than
1 but not more than 2
percentage points               1.50           (.10)               1.40

Second Step:
Performance exceeds
Target by more than 2
but not more than 3
percentage points               1.50            .20                1.70

Performance lags
Target by more than
2 but not more than 3
percentage points               1.50           (.20)               1.30



                                            PERFORMANCE     TOTAL MANAGEMENT
                              BASIC RATE    ADJUSTMENT          FEE RATE
Third Step:
Performance exceeds
Target by more than 3
but not more than 4
percentage points               1.50            .30                1.80

Performance lags
Target by more than
3 but not more than 4
percentage points               1.50           (.30)               1.20
Fourth Step:
Performance exceeds
Target by more than
4 but not more than 5
percentage points               1.50            .40                1.90

Performance lags
Target by more than
4 but not more than 5
percentage points               1.50           (.40)               1.10
Fifth Step:
Performance exceeds
Target by more than
5 percentage points             1.50            .50                2.00

Performance lags
Target by more than 5
percentage points               1.50           (.50)               1.00



          The BEA Long-Short Equity Fund pays BEA a management fee, computed daily and payable quarterly, at the annual rate of 0.10% of the average net assets of the Fund.

          As disclosed in the Prospectus, each of the Funds has agreed to pay the Adviser a management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Adviser has informed the Company that it will voluntarily waive some or all of its management fees under the Advisory Agreements and, if necessary, will bear certain expenses of each Fund until further notice so that each Fund's total annual operating expenses (including the management fee but not including nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus plus the Performance Adjustment applicable to the BEA Long-Short Market Neutral Fund. The

Performance Adjustment would be determined without regard to any waivers of the basic management fee.

          Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a Fund of the Company are allocated among all investment funds by or under the direction of the Company's Board of Directors in such manner as the Board determines fair and equitable. The BEA Advisor and Institutional Classes of the Funds pay their own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding management and custodial fees) if those expenses are actually incurred in a different amount by each Class or if it receives different services.

          Under the Advisory Agreements, BEA Associates will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Advisory Agreements, and shall be indemnified for any losses and expenses in connection with any claim relating thereto, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Agreements.

          The Advisory Agreements are dated June 24, 1998. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA Associates. Each of the Advisory Agreements may also be terminated by BEA Associates on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Custodial Trust Company ("CTC") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, CTC (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers Portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and
(e) makes periodic reports to the Company's Board of Directors concerning each Fund's operations. CTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided CTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, CTC receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

          State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%- owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement, as supplemented (collectively, the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Fund. For its services to the Company under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

          ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS -- ADVISOR CLASS. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as the administrator to the Advisor Class of the Funds pursuant to Administration and Accounting Services Agreements, dated June 24, 1998 (the "PFPC Administration and Accounting Services Agreements"). PFPC has agreed to furnish statistical and research data, clerical, accounting and bookkeeping services and certain other services with respect to the Advisor Shares of the Funds.

          The PFPC Administration and Accounting Services Agreements provide that PFPC shall not be liable for any loss suffered by the Company or the Funds in connection with the performance of services under the PFPC Administration and Accounting Services Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Administration and Accounting Services Agreements.
In consideration for providing services pursuant to the PFPC Administration and Accounting Services Agreements, PFPC receives a fee calculated at an annual rate of .125% of average daily net assets of the Advisor Class of each Fund, with a minimum annual fee of $75,000.

          BEA serves as co-administrator to the Advisor Class of the Funds pursuant to Co-Administration Agreements dated June 24, 1998 (the "BEA Co-Administration Agreements"). BEA has agreed to provide shareholder liaison services to the Advisor Class of the Funds including responding to shareholder inquiries and providing information on shareholder accounts. The BEA Co-Administration Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BEA Co-Administration Agreements, BEA receives a fee calculated at an annual rate of .05% of average daily net assets of the Advisor Class of the Funds for assets up to $125 million and .10% thereafter.

          ADMINISTRATION AND ACCOUNTING SERVICES AND ADMINISTRATIVE SERVICES AGREEMENTS -- INSTITUTIONAL CLASS. PFPC serves as the administrator to the BEA Institutional Funds pursuant to Administration and Accounting Services Agreements (the "Administration and Accounting Services Agreements") dated June24, 1998. PFPC has agreed to furnish statistical and research data, clerical, accounting, and bookkeeping services and certain other services with respect to the Institutional Shares of the Funds. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds.

          The Administration and Accounting Services Agreements provide that PFPC shall not be liable for any loss suffered by the Company in connection with the performance of services under the Administration and Accounting Services Agreements, except a loss resulting from willful misfeasance, gross negligence or reckless disregard of its duties and obligations under the Administrative and Accounting Services Agreement. In consideration for the services provided under the Administration and Accounting Services Agreements, PFPC receives a fee calculated at an annual rate of .125% of the average daily net assets of the Institutional Class of each Fund.

          Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of each of the Funds that are not provided by PFPC, pursuant to an Agreement dated May 29 , 1998 (the "Administrative Services Agreement"). Such services are provided subject to the supervision and direction of the Board of Directors of the Company.

          The Administrative Services Agreement provides that PDI shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of services under the Agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard of its duties and obligations thereunder.

          As compensation for its services to the Institutional Class of the Funds under the Administrative Services Agreement, PDI receives a monthly fee for the previous month calculated at the rate of .15% of the average daily net assets of the Institutional Class of each of the Funds.

DISTRIBUTION AND SHAREHOLDER SERVICING -- ADVISOR CLASS

          The Funds have each entered into Distribution Agreements with Provident Distributors, Inc. ("PDI") pursuant to their Distribution Plans (the "12b-1 Plans") under Rule 12b-1 of the 1940 Act. In consideration for Services (as defined below), the Distribution Agreements provide that the Funds will each pay PDI a fee calculated at an annual rate of .25% of the respective average daily net assets of the Advisor Shares of the Funds. Services performed by PDI include (a) the sale of the Advisor Shares, as set forth in the 12b-1 Plans ("Selling Services"), (b) ongoing servicing and/or maintenance of the accounts of shareholders of the Advisor Class of the Funds, as set forth in the 12b-1 Plans ("Shareholder Services"), and (c) sub-transfer agency services, subaccounting services or administrative services, as set forth in the 12b-1 Plans ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of PDI related to providing Services; (ii) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Advisor Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, and providing any other shareholder Services; (iii) payments made to compensate selected dealers or other authorized persons for providing any Services; (iv) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (v) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that PDI may, from time to time, deem advisable.

          Mr. Reichman, a Director of the Fund, has an indirect financial interest in the operation of the Plan by virtue of his positions with Counsellors Securities, a registered broker-dealer. Mr. Sablowsky, a Director of the Fund, has an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc.


                               PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Directors, BEA Associates is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, BEA Associates seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA Associates generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

          Portfolio transactions for the Funds shall be effected on domestic securities exchanges. In transactions for securities not actively traded on a securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse Group, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

          In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.

          No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA Associates may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA Associates. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA Associates under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA Associates, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA Associates to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

          Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

          BEA Associates may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

          Investment decisions for each Fund and for other investment accounts managed by BEA Associates are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA Associates or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

          In no instance will portfolio securities be purchased from or sold to the Distributor or BEA Associates or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

          The Funds have the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Funds and other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.


                        PURCHASE AND REDEMPTION INFORMATION

          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                                VALUATION OF SHARES

          The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Although the Fund does not invest directly in foreign securities, it invests in American Depository Receipts, the value of which depends on the underlying foreign security. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

          In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                              PERFORMANCE INFORMATION

          TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                ERV  l/n
                         T = [(-----) - 1]
                                 P

     Where:    T =  average annual total return;

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P =  hypothetical initial payment of $1,000; and

               n =  period covered by the computation, expressed in years.

          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 ERV
     Aggregate Total Return = [(-----) - l]
                                  P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Smith Barney 1-Month Treasury Bill Index,-TM- Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       TAXES

          GENERAL TAX CONSEQUENCES TO THE COMPANY AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

          Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Company in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

          Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28%, as applicable), regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of each Fund's respective taxable year.

          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Company will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's taxable year.

          Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

          Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income", (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

          Corporate shareholders will have to take into account (1) all exempt interest dividends, if any, and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

          "Constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

          Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICs") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

          Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.
Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

          Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          The Code permits a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it is deemed to realize as ordinary income. A Fund generally is not subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains are taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


              ADDITIONAL INFORMATION CONCERNING THE COMPANY SHARES

          The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 14.928 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal
Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH Common Stock (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor

Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class OO Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Value Fund), 100 million shares are classified as Class ZZ Common Stock (BEA Institutional Long-Short Market Neutral Fund), 100 million shares are classified as Class AAA Common Stock (BEA Advisor Long-Short Market Neutral Fund), 100 million shares are classified as Class BBB Common Stock (BEA Institutional Long-Short Equity Fund), 100 million shares are classified as Class CCC Common Stock (BEA Advisor Long-Short Equity Fund), 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government Obligations Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class T, U, V, X, Y, Z,
AA, BB and CC Common Stock constituted the BEA Institutional classes. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fifteen separate "families:" the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Numeric Investors Family, the Boston Partners Family, the Schneider Capital Management Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the BEA Family represents interests in twelve non-money market funds; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds. The n/i Numeric Investors Family represents interests in four non-money market funds. The Boston Partners Family represents interests in three non-money market funds, and the Schneider Capital Management Family represents interests in one non-money market fund.

          The Company does not currently intend to hold annual meetings of
shareholders except as required by the 1940 Act or other applicable law.   The
Company's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                   MISCELLANEOUS

          COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Company and the non-interested directors.

          INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Company's independent accountants.

                                     APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.

Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      APPENDIX B


     As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  INTEREST RATE FUTURES CONTRACTS

          USE OF INTEREST RATE FUTURES CONTRACTS.  Bond prices are established
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  INDEX FUTURES CONTRACTS

          GENERAL. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  OPTIONS ON FUTURES CONTRACTS

          A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  OTHER MATTERS

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

          The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."